Long-Term Notes	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Long-Term Notes	CREDIT FACILITIES

	December 31, 2021	December 31, 2020
Credit facilities - U.S. dollar denominated(1)	$156,332	$140,815
Credit facilities - Canadian dollar denominated	350,182	510,358
Credit facilities - principal(2)	$506,514	$651,173
Unamortized debt issuance costs	(1,343)	(1,952)
Credit facilities	$505,171	$649,221
(1)U.S. dollar denominated credit facilities balance was US$123.5 million as at December 31, 2021 (December 31, 2020 - US$110.4 million).
(2)The decrease in the principal amount of the credit facilities outstanding from December 31, 2020 to December 31, 2021 is the result of net repayments of $145.3 million and an increase in the reported amount of U.S. denominated debt of $0.7 million due to foreign exchange.

Baytex has US$575 million of revolving credit facilities (the "Revolving Facilities") and a $300 million non-revolving secured term loan (the "Term Loan") (collectively the "Credit Facilities"). The Credit Facilities mature on April 2, 2024 and will automatically be extended to June 4, 2024 providing Baytex has either refinanced, or has the ability to repay, the outstanding 2024 long-term notes with existing credit capacity as of April 1, 2024.

The extendible secured Revolving Facilities are comprised of a US$50 million operating loan and a US$325 million syndicated revolving loan for Baytex and a US$200 million syndicated revolving loan for Baytex's wholly-owned subsidiary, Baytex Energy USA, Inc. The $300 million Term Loan is secured by the assets of Baytex's wholly-owned subsidiary, Baytex Energy Limited Partnership.

The Credit Facilities are not borrowing base facilities and do not require annual or semi-annual reviews. The Credit Facilities contain standard commercial covenants in addition to the financial covenants detailed below. There are no mandatory principal payments required prior to maturity which could be extended upon Baytex's request. Advances (including letters of credit) under the Credit Facilities can be drawn in either Canadian or U.S. funds and bear interest at the bank’s prime lending rate, bankers’ acceptance discount rates or London Interbank Offered Rates ("LIBOR"), plus applicable margins.

The LIBOR benchmark transition began on December 31, 2021. Certain tenors of the U.S. dollar LIBOR benchmark are no longer published as of December 31, 2021 while some tenors will continue to be published through mid-2023. We expect the U.S. dollar LIBOR benchmarks to be replaced with an alternative that will apply to our U.S. dollar borrowing at our option. We do not expect this change to have a material impact to Baytex as U.S. dollar borrowings under the credit facilities can also bear interest at the U.S. base loan rate.

The weighted average interest rate on the Credit Facilities was 2.1% for the year ended December 31, 2021 (2.4% for the year ended December 31, 2020).

At December 31, 2021, Baytex had $15.0 million of outstanding letters of credit under the Credit Facilities (December 31, 2020 - $15.0 million).
At December 31, 2021, Baytex was in compliance with all of the covenants contained in the Credit Facilities and is forecasting compliance with these covenants based on current forward commodity prices. The following table summarizes the financial covenants applicable to the Revolving Facilities and Baytex's compliance therewith as at December 31, 2021.

Covenant Description	Position as at December 31, 2021	Covenant
Senior Secured Debt(1) to Bank EBITDA(2) (Maximum Ratio)	0.6:1.0	3.5:1.0
Interest Coverage(3) (Minimum Ratio)	9.1:1.0	2.0:1.0
(1)"Senior Secured Debt" is calculated in accordance with the credit facility agreements and is defined as the principal amount of the credit facilities and other secured obligations identified in the credit agreement. As at December 31, 2021, the Company's Senior Secured Debt totaled $521.5 million.
(2)"Bank EBITDA" is calculated based on terms and definitions set out in the credit agreement which adjusts net income or loss for financing and interest expenses, income tax, non-recurring losses, certain specific unrealized and non-cash transactions and is calculated based on a trailing twelve-month basis including the impact of material acquisitions as if they had occurred at the beginning of the twelve month period. Bank EBITDA for the year ended December 31, 2021 was $836.9 million.
(3)"Interest coverage" is calculated in accordance with the credit agreement and is computed as the ratio of Bank EBITDA to financing and interest expenses, excluding certain non-cash transactions, and is calculated on a trailing twelve-month basis. Financing and interest expenses for the year ended December 31, 2021 was $91.8 million.
LONG-TERM NOTES

	December 31, 2021	December 31, 2020
5.625% notes (US$200,000 – principal) due June 1, 2024	253,120	510,200
8.75% notes (US$500,000 – principal) due April 1, 2027	632,800	637,750
Total long-term notes - principal(1)	$885,920	$1,147,950
Unamortized debt issuance costs	(11,393)	(15,082)
Total long-term notes - net of unamortized debt issuance costs	$874,527	$1,132,868
(1)The decrease in the principal amount of long-term notes outstanding from December 31, 2020 to December 31, 2021 is the result of principal repayments of $249.4 million and changes in the reported amount of U.S. denominated debt of $12.6 million.

During 2021, Baytex repurchased and cancelled principal notes totaling US$200 million of the 5.625% Notes and recorded early redemption expense of $1.9 million. As at December 31, 2021, there was a total of US$200.0 million of the 5.625% Notes that remained outstanding.

On February 5, 2020, Baytex issued US$500 million aggregate principal amount of senior unsecured notes due April 1, 2027 bearing interest at a rate of 8.75% per annum payable semi-annually (the "8.75% Senior Notes"). The 8.75% Senior Notes are redeemable at Baytex's option, in whole or in part, at specified redemption prices after April 1, 2023 and will be redeemable at par from April 1, 2026 to maturity. Transaction costs of $12.5 million were incurred in conjunction with the issuance which resulted in net proceeds of $652.2 million.

The long-term notes do not contain any significant financial maintenance covenants.